SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  June 29, 2001
                                 ---------------
                Date of Report (Date of earliest event reported)

                           GLENGARRY HOLDINGS LIMITED
                           --------------------------
             (Exact name of registrant as specified in its charter)

     Bermuda                     000-26611                       N/A
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(State or other           (Commission File Number)         (I.R.S. Employer
jurisdiction of                                           Identification No.)
incorporation or
organization)

                        P.O. Box HM 1154, 10 Queen Street
                            Hamilton, HM EX, Bermuda
                            ------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (441) 295-3511


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

         Pursuant to the Securities Exchange Agreement described below, the former shareholders of Online Advisory Limited were issued shares of stock representing 99% of the outstanding shares. Accordingly, although no single former Online shareholder owns more than 1.75% of the Company's outstanding shares, they collectively control the Company.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 29, 2001 Glengarry Holdings Limited, a Bermuda company (the "Company") acquired all of the outstanding capital stock of Online Advisors Limited ("Online") for 40,456,060 shares of the Company's common stock. Pursuant to the Securities Exchange Agreement (the "Exchange Agreement") executed by the parties, the final number of shares of the Company's common stock delivered to the shareholders of Online will be increased or decreased to the extent the audited net worth of Online is higher or lower than $8,091,212 as of June 22, 2001. The Company agreed to register the shares issued to Online shareholders for resale under the Securities Act of 1933, as amended.

         Online provides consultancy services in the information technology sector, incorporating the set up and ongoing management of computer systems, as well as facilitating finance for both hard and software packages. Online services an international client base both in Asia and the Middle East. Additionally, and more focused within Europe, Online will now seek to develop a broader range of financial services from general advice to reengineering projects and guidance on financial requirements outside of the information technology sector.

         Effective June 29, 2001 the Company transferred its ownership of Glengarry Holdings (US) Limited to Emmerson Development Trust, a private investment trust established in Hong Kong, for nominal consideration. Pursuant to the sale agreement, Emmerson will pay the Company one half of the tax savings, if any, realized by it as a result of the utilization of U.S. tax loss carry forwards existing in Glengarry (US). As part of the sales agreement, the Company assumed a $1,000,000 credit facility from HFC Credit utilized by the Company and Glengarry (US).

ITEM 7.  Financial Statements, Pro Forma Financial
                  Information And Exhibits.

         (a) and (b) Financial Statements and Pro Forma Financial Information

         The financial information which is required by Item 2 of Form 8-K is not yet available. The Company anticipates that it will file the following financial statements as soon as possible, but not later than 60 days from the due date of the report:

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

         (a)   Financial Statements

               Audited Fiscal year-end financial statements:

               Balance sheet as of July 31, 2000
               Statement of operations from inception through July 31, 2000 Statement of shareholders equity as of July 31, 2000 Statement of cash flows from inception through July 31, 2000 Summary of accounting policies Notes to financial statements

               Unaudited Interim financial Statements of Online:

               Balance sheet as of June 30, 2001
               Statement of operations for the eleven months ended June 30, 2001 Statement of cash flows for the eleven months ended June 30, 2001 Summary of accounting policies Notes to financial statements

         (b)   Pro Forma Financial Statements

               Unaudited consolidated condensed balance sheet as of June 30, 2001
               Unaudited consolidated statement of operations for the year ended June 30, 2001

         (c)   Exhibits

         2.1 Securities Exchange Agreement dated June 29, 2001 between Glengarry Holdings Limited and the shareholders of Online Advisory Limited representing by Rosewood Company Limited (Equity Services).

         2.2 Stock Sale Agreement dated as of June 29, 2001 between Glengarry Holdings Limited and Emmerson Development Trust.

         99.1  Registration Rights Agreement dated June 29, 2001.

         99.2  Escrow Agreement dated June 29, 2001.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                             GLENGARRY HOLDINGS LIMITED



Date:  July 16, 2001                         By: /s/ Jacqueline Antin
                                                ---------------------
                                                Jacqueline Antin, CFO

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